[Scudder Investments logo]

Scudder Total Return Fund

Classes A, B, C and I

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Total Return Fund	Nasdaq Symbol	CUSIP Number
Class A	KTRAX	81123H-104
Class B	KTRBX	81123H-203
Class C	KTRCX	81123H-302
Class I	N/A	81123H-401

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Class A	-11.32%	-6.51%	1.26%	6.70%
Class B	-12.09%	-7.37%	.28%	5.69%(a)
Class C	-12.13%	-7.30%	.34%	5.77%(a)
S&P 500 Index+	-15.11%	-12.22%	.73%	9.88%
Lehman Brothers Government/Corporate Bond Index++	5.49%	9.23%	7.38%	7.50%
Russell 1000 Growth Index+++	-19.62%	-19.19%	-2.45%	7.46%

Sources: Lipper, Inc. and Deutsche Asset Management

Scudder Total Return Fund	1-Year	3-Year	5-Year	Life of Class*
Class I	-11.09%	-6.22%	1.66%	6.56%
S&P 500 Index+	-15.11%	-12.22%	.73%	8.58%
Lehman Brothers Government/Corporate Bond Index++	5.49%	9.23%	7.38%	7.44%
Russell 1000 Growth Index+++	-19.62%	-19.19%	-2.45%	6.02%

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 10/31/02	$ 7.62	$ 7.62	$ 7.60	$ 7.63
10/31/01	$ 8.80	$ 8.79	$ 8.78	$ 8.82
Distribution Information: Twelve Months: Income Dividends	$ .20	$ .12	$ .13	$ .23

Class A Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	426	of	507	84
3-Year	328	of	407	81
5-Year	188	of	319	59
10-Year	54	of	81	65

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Total Return Fund - Class A [] S&P 500 Index+ [] Lehman Brothers Government/Corporate Bond Index++ [] Russell 1000 Growth Index+++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,358	$7,702	$10,032	$18,027
	Average annual total return	-16.42%	-8.34%	.06%	6.07%
Class B(c)	Growth of $10,000	$8,531	$7,813	$10,075	$17,399(a)
	Average annual total return	-14.69%	-7.90%	.15%	5.69%(a)
Class C(c)	Growth of $10,000	$8,787	$7,965	$10,173	$17,516(a)
	Average annual total return	-12.13%	-7.30%	.34%	5.77%(a)
Class I*	Growth of $10,000	$8,891	$8,248	$10,860	N/A
	Average annual total return	-11.09%	-6.22%	1.66%	N/A
S&P 500 Index+	Growth of $10,000	$8,489	$6,764	$10,369	$25,661
	Average annual total return	-15.11%	-12.22%	.73%	9.88%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,549	$13,033	$14,277	$20,609
	Average annual total return	5.49%	9.23%	7.38%	7.50%
Russell 1000 Growth Index+++	Growth of $10,000	$8,038	$5,278	$8,831	$20,541
	Average annual total return	-19.62%	-19.19%	-2.45%	7.46%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 3, 1995. Index returns begin June 30, 1995.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recoveryeventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Total Return Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Total Return Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Gadsden

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2002.

• Over 21 years of investment industry experience.

• MBA, Wharton Business School, University of Pennsylvania.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and in corporate lending at Chicago's Continental Bank.

• Portfolio manager for corporates and commercial mortgages: head of Core Plus products: Philadelphia.

• MBA, University of Chicago.

• Joined the fund in 2002.

David Baldt

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989, after 17 years of experience at Delaware Trust Capital Management.

• Chief investment officer of the Fixed Income Fund Group: Philadelphia.

• Joined the fund in 2002.

Gary Bartlett

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1992, after 9 years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

• Deputy CIO for Fixed Income Fund Group and portfolio manager and specializing in taxable municiple, utility and government fixed income investments.

• MBA, Drexel University.

• Joined the fund in 2002.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 after 9 years of experience as trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.

• Analyst specializing in mortgage- and asset-backed fixed income investments.

• MBA, Drexel University.

• Joined the fund in 2002.

Daniel R. Taylor

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 6 years of experience as fixed income portfolio manager, and senior credit analyst for CoreStates Investment Advisors.

• Portfolio manger specializing in asset-backed securities and commercial mortgage fixed income investments.

• Joined the fund in 2002.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 after 10 years of experience including vice president for US taxable fixed income securities at Prudential Securities.

• Specializing in corporate and taxable municipal fixed income investments.

• Joined the fund in 2002.

Janet Campagna

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1999. Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Head of global and tactical asset allocation.

• Over ten years of investment industry experience.

• MS, Social Science, California Institute of Technology.

• PhD, Political Science, University of California at Irvine.

• Joined the funds in 2002.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 after five years as an investment analyst at Phoenix Investment Partners and as a Credit Officer in the asset based lending group at Fleet Bank.

• Joined the funds in 2002.

Brett Diment

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

• BSc, London School of Economics.

Timothy Vile

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1991 with 6 years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

• Joined the fund in 2002.

In February 2002, William Gadsden assumed the role of lead portfolio manager for Scudder Total Return Fund. Here, he discusses market conditions, his team's investment strategy, the changes the team made to the portfolio and the fund's performance for the 12 months ended October 31, 2002.

Q: You took over management of the fund in February 2002. How does your investment style compare with that of the previous management team?

A: Our style of equity management is similar to that of the previous managers. We use an investment style known as GARP, or growth at a reasonable price. We believe this approach will enable the fund's stock investments to outperform on a long-term basis by participating in broad market advances, while reducing portfolio volatility vs. other growth portfolios in market downturns. We believe good companies that offer superior long-term growth characteristics, and the strength of competitive franchises to sustain them, are worth more than less reliable companies that are often "cheap" for a reason.

The fund's bond management has undergone some changes this year. The fixed-income portfolio is now managed by a team of specialists who each focus on a different area of the bond market. The fund's fixed-income specialists use a bottom-up credit selection process instead of selecting bonds based on macroeconomic events or by trying to predict the direction of interest rates, as was done in the past. The team selects bonds by evaluating the individual credit-worthiness and return potential of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk vs. return profile. The primary function of the bond portfolio is to offset volatility in the larger equity portion of the fund. Approximately more than half of the fixed-income portfolio is invested in US Treasuries and mortgage-backed securities, while about one-third is invested in high grade corporate bonds with asset-backed securities and high-yield bonds representing the remainder of the portfolio. This high-quality fixed-income portfolio was especially important in this year's tumultuous environment.

Q: Have you made many changes to the portfolio based on your investment style?

A: While we made some alterations, we did not dramatically change the portfolio's structure. We have maintained the asset allocation of the fund at about 60 percent stocks and 40 percent bonds. This is a neutral posture, which we have preserved because we believe the US economy is on the road to a gradual recovery. Historically, stocks have generated gains in anticipation of an improving economy.

Q: How would you describe the environment for the stock market and the fund during the past 12 months?

A: It has been a difficult market environment. The period started out better than expected as the stock market rebounded from the huge declines following the attacks of September 11, 2001. However, that recovery, which took place in the last three months of 2001, could not be sustained. As 2002 began, some of the previous months' gains were reversed due to profit-taking pressures. After that, uncertainty began to dominate the markets. Continued reports of improper accounting practices, combined with downturns in corporate earnings, followed by the threat of war with Iraq, kept a turnaround at bay. In spite of this difficult and volatile environment, we began to see some positive signs for the markets and the fund later in the period. After more than a year of underperformance, growth stocks began to outperform value stocks in the final three months of the reporting period, and large-cap stocks outperformed small-cap stocks. Over the course of the entire fiscal year period, investments in stocks declined dramatically as investors looked for "safety" in the bond market - primarily in bonds with the highest credit quality.

Q: How did the fund perform in this environment?

A: For the 12 months ended October 31, 2002, the fund's Class A share (unadjusted for sales charges) total return was -11.32 percent, compared with a -15.11 percent return for the Standard & Poor's 500, the fund's equity benchmark; a 5.49 percent return for the Lehman Brothers Aggregate Index, the fund's bond benchmark; and a -8.50 percent return for the average balanced fund as tracked by Lipper Inc. For standardized fund returns and Lipper rankings, please see page 3 of this report. The S&P 500 is an unmanaged group of large-company stocks (value and growth) that are representative of the US stock market. The Lehman Brothers Aggregate Index is a group of US government and corporate bonds representative of the broad bond market. While we never like to lose ground, the fund's underperformance relative to its peers was largely a result of its growth-oriented equity style. Most balanced funds tend to combine both value and growth stocks in their equity portfolios, while some favor value stocks. Our growth-stock orientation helped the fund in the late 1990s, but it has proved to be a major headwind over the past 12 months.

Q: What stocks or industries helped or hurt performance?

A: The market was highly rotational this period with industries and individual stocks moving into and out of favor quite quickly. On a fiscal year-over-year basis, the fund's relative performance was helped most by its holdings in health care product and service companies and by some of its consumer staples stocks. On the negative side, the fund's information technology stocks hurt relative performance, as did its financial services positioning.

Health care is one of the fund's largest positions. With the aging population and technological advances in health care, we believe this market sector has outstanding growth potential. Over the course of the year, we worked to further diversify the fund's health care holdings, which helped as leadership in this sector changed throughout the period. For the full year, the fund benefited from its overweight position in Zimmer Holdings, a health care equipment company. Johnson & Johnson was also a contributor throughout much of the period. Tenet Healthcare, a service provider that posted strong gains throughout much of the year, declined sharply near the end of October. This decline followed news of investigations into its Medicare billing practices.

In the consumer staples area, the fund's overweight positions in Colgate-Palmolive and Procter & Gamble helped performance. In the consumer discretionary area, Wal-Mart Stores, Harley-Davidson and International Game Technology all added value.

The fund's overweight position in information technology relative to the benchmark detracted from performance, as most tech stocks struggled. In financial services, we kept the fund positioned in the more growth-oriented stocks such as Marsh & McLennan and American Express and away from regional banks, an area that performed much better. While regional banks performed well this period, their value characteristics don't reconcile well with the fund's growth philosophy.

Q: What is your outlook for the coming months?

A: We are now in one of the worst bear markets in US post-World War II history. The S&P 500 has declined about 45 percent from its peak in March of 2000. Only the 1973-74 bear market was worse, when the S&P declined slightly more than 50 percent in the span of about 18 months.1 However, the current bear market has been longer in duration. The economic recovery seen in the first half seems to have stalled recently. At the moment, it appears that economic growth for the remainder of the year will be more muted than originally anticipated. Consumer confidence and capital spending by businesses have yet to fully recover.

1 Source: Deutsche Asset Management.

However, there are some encouraging signs for the fund. The severe headwind that our growth-oriented investment style has faced throughout the first half of the year has begun to subside. Also, stock valuations are more attractive, interest rates are near historic lows and inflation is benign. In the past, these factors have provided a favorable backdrop for improved performance in the stock market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Common Stocks	60%	57%
Corporate Bonds	12%	9%
US Government & Agencies	8%	19%
Collateralized Mortgage Obligations	6%	-
US Government Agency Pass-Thrus	6%	7%
Asset Backed	4%	1%
Cash Equivalents	3%	4%
Foreign Bonds - US$ Denominated	1%	-
Government National Mortgage Association	-	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Health Care	22%	18%
Information Technology	22%	17%
Consumer Discretionary	18%	12%
Financials	14%	16%
Industrials	7%	13%
Consumer Staples	9%	11%
Energy	6%	7%
Telecommunication Services	2%	3%
Materials	-	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (20.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.1%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.5%
3. General Electric Co. Industrial conglomerate	2.4%
4. Johnson & Johnson Provider of health care products	2.3%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.0%
6. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.8%
7. Wal-Mart Stores, Inc. Operator of discount stores	1.7%
8. Colgate-Palmolive Co. Manufacturer of household and personal care products	1.6%
9. Fannie Mae Facilitator of mortgages and issuer of mortgage backed securities	1.6%
10. Citigroup, Inc. Provider of diversified financial services	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 58.7%
Consumer Discretionary 10.6%
Automobiles 0.9%
Harley-Davidson, Inc.	382,500	20,004,750
Hotel Restaurants & Leisure 0.6%
International Game Technology*	174,700	13,139,187
Media 3.6%
AOL Time Warner, Inc.*	1,016,500	14,993,375
Comcast Corp. "A"*	897,600	20,653,776
Omnicom Group, Inc.	349,200	20,124,396
Viacom, Inc. "B"*	471,604	21,038,254
		76,809,801
Multiline Retail 3.3%
Kohl's Corp.*	127,000	7,423,150
Target Corp.	823,900	24,815,868
Wal-Mart Stores, Inc.	690,401	36,970,934
		69,209,952
Specialty Retail 2.2%
Home Depot, Inc.	965,950	27,896,636
Staples, Inc.*	607,600	9,417,800
TJX Companies, Inc.	476,900	9,785,988
		47,100,424
Consumer Staples 5.1%
Beverages 2.3%
Coca-Cola Co.	434,500	20,195,560
PepsiCo, Inc.	636,200	28,056,420
		48,251,980
Household Products 2.8%
Colgate-Palmolive Co.	621,200	34,153,576
Procter & Gamble Co.	295,900	26,172,355
		60,325,931
Energy 3.7%
Energy Equipment & Services 2.2%
Nabors Industries Ltd.	532,700	18,628,519
Schlumberger Ltd.	682,100	27,359,031
		45,987,550
Oil & Gas 1.5%
Burlington Resources, Inc.	268,800	11,074,560
Exxon Mobil Corp.	627,332	21,115,995
		32,190,555
Financials 8.2%
Banks 0.0%
Bank United Corp.*	3,300	264
Diversified Financials 6.1%
American Express Co.	582,900	21,200,073
Citigroup, Inc.	822,729	30,399,837
Fannie Mae	508,800	34,018,368
Franklin Resources, Inc.	356,200	11,751,038
Goldman Sachs Group, Inc.	165,600	11,856,960
State Street Corp.	499,700	20,672,589
		129,898,865
Insurance 2.1%
American International Group, Inc.	459,500	28,741,725
Marsh & McLennan Companies, Inc.	331,100	15,465,681
		44,207,406
Health Care 13.1%
Biotechnology 1.1%
Genentech, Inc.*	420,900	14,348,481
Gilead Sciences, Inc.*	289,700	10,064,178
		24,412,659
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	480,100	12,012,102
Medtronic, Inc.	348,600	15,617,280
Zimmer Holdings, Inc.*	528,800	21,797,136
		49,426,518
Health Care Providers & Services 2.0%
Laboratory Corp. of America Holdings*	718,400	17,313,440
Tenet Healthcare Corp.*	848,250	24,387,188
		41,700,628
Pharmaceuticals 7.7%
Abbott Laboratories	681,100	28,517,657
Eli Lilly & Co.	411,800	22,854,900
Johnson & Johnson	821,562	48,266,767
Pfizer, Inc.	1,693,575	53,804,878
Wyeth	282,300	9,457,050
		162,901,252
Industrials 4.1%
Aerospace & Defense 1.1%
United Technologies Corp.	371,300	22,898,071
Commercial Services & Supplies 0.2%
Concord EFS, Inc.*	370,400	5,289,312
Industrial Conglomerates 2.8%
General Electric Co.	1,998,300	50,457,075
Tyco International Ltd.	582,200	8,418,612
		58,875,687
Information Technology 12.8%
Communications Equipment 1.0%
Cisco Systems, Inc.*	1,825,700	20,411,326
Computers & Peripherals 2.4%
EMC Corp.*	1,648,300	8,422,813
International Business Machines Corp.	538,000	42,469,720
		50,892,533
Semiconductor Equipment & Products 5.1%
Applied Materials, Inc.*	1,710,000	25,701,300
Intel Corp.	2,208,500	38,207,050
Linear Technology Corp.	508,100	14,043,884
Micron Technology, Inc.*	936,400	14,982,400
Texas Instruments, Inc.	978,600	15,520,596
		108,455,230
Software 4.3%
Microsoft Corp.*	1,242,500	66,436,475
Oracle Corp.*	1,433,200	14,604,308
PeopleSoft, Inc.*	369,200	6,682,520
VERITAS Software Corp.*	289,800	4,419,450
		92,142,753
Telecommunication Services 1.1%
Diversified Telecommunication Services
Verizon Communications, Inc.	638,600	24,113,536
Total Common Stocks (Cost $1,379,207,912)		1,248,646,170
Convertible Preferred Stocks 0.0%
Cimlinc, Inc.* "D" (Cost $330,015)	37,716	0

Convertible Bonds 0.0%
Consumer Discretionary
Tobacco
DIMON, Inc., 6.25%, 3/31/2007* (Cost $47,023)	55,000	47,300

	Principal Amount ($)	Value ($)

Corporate Bonds 12.2%
Consumer Discretionary 1.0%
American Achieve Corp., 11.625%, 1/1/2007	130,000	133,900
Ameristar Casino, Inc., 10.75%, 2/15/2009	75,000	81,000
AOL Time Warner, Inc., 5.625%, 5/1/2005	85,000	84,675
Avondale Mills, Inc., 10.25%, 5/1/2006	135,000	121,500
Boca Resorts, Inc., 9.875%, 4/15/2009	350,000	360,500
Buffets, Inc., 11.25%, 7/15/2010	85,000	85,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	225,000	232,875
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	80,000	83,300
Clear Channel Communication, Inc., 8.0%, 11/1/2008	160,000	168,600
Comcast Cable Communications, 6.375%, 1/30/2006	3,075,000	3,021,185
Cox Communications, Inc., 7.125%, 10/1/2012	105,000	108,485
CSC Holdings, Inc., 7.875%, 12/15/2007	385,000	318,588
Dana Corp., 10.125%, 3/15/2010	235,000	227,950
DIMON, Inc.:
8.875%, 6/1/2006	95,000	94,525
Series B, 9.625%, 10/15/2011	570,000	591,375
EchoStar Communications Corp.:
9.25%, 2/1/2006	280,000	280,000
9.375%, 2/1/2009	330,000	330,000
Gap, Inc., 5.625%, 5/1/2003	145,000	145,000
Guitar Center Management, 11.0%, 7/1/2006	340,000	343,400
Herbst Gaming, Inc., 10.75%, 9/1/2008	55,000	56,925
Hilton Hotels Corp., 8.25%, 2/15/2011	460,000	469,278
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	155,000	161,975
International Game Technology, 8.375%, 5/15/2009	310,000	339,450
MGM Mirage, Inc., 9.75%, 6/1/2007	370,000	407,000
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	170,000	175,100
Mothers Work, Inc., 11.25%, 8/1/2010	65,000	65,000
News America Holdings, Inc., 9.25%, 2/1/2013	3,225,000	3,644,956
Nextmedia Operating, Inc., 10.75%, 7/1/2011	125,000	123,906
Park Place Entertainment, Inc.
8.5%, 11/15/2006	3,900,000	4,056,117
9.375%, 2/15/2007	395,000	414,750
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	55,000	54,450
Scientific Games Corp., 12.5%, 8/15/2010	82,000	92,250
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	3,890,000	4,045,600
Six Flags, Inc., Step-up Coupon, 0% to 4/1/2003, 10% to 4/1/2008	240,000	214,200
Sonic Automotive, Inc., 11.0%, 8/1/2008	265,000	274,275
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	117,000	122,265
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	160,000	156,000
YUM! Brands, Inc., 7.7%, 7/1/2012	450,000	465,750
		22,151,105
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	280,000	289,800
Delhaize America, Inc., 8.125%, 4/15/2011	75,000	63,654
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	120,000	118,800
Fleming Companies, Inc.:
9.25%, 6/15/2010	50,000	41,000
10.125%, 4/1/2008	300,000	255,000
IMC Global, Inc., 10.875%, 6/1/2008	120,000	129,000
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	120,000	123,750
Salton, Inc., 12.25%, 4/15/2008	50,000	45,500
Service Corp. International, 7.7%, 4/15/2009	400,000	338,000
Smithfield Foods, Inc., 8.0%, 10/15/2009	50,000	50,250
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	220,000	222,200
Swift & Co., 10.125%, 10/1/2009	50,000	43,000
		1,719,954
Energy 0.6%
Avista Corp.:
7.75%, 1/1/2007	125,000	125,274
9.75%, 6/1/2008	320,000	285,562
Chesapeake Energy Corp.:
8.125%, 4/1/2011	160,000	163,200
9.0%, 8/15/2012	190,000	198,550
Consumers Energy Co.:
6.0%, 3/15/2005	3,985,000	3,824,628
6.25%, 9/15/2006	90,000	85,939
6.375%, 2/1/2008	50,000	45,907
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	170,000	158,416
Newpark Resources, Inc., 8.625%, 12/15/2007	60,000	56,400
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	50,000	37,681
7.95%, 3/15/2023	65,000	51,348
Parker Drilling Co., Series B, 10.125%, 11/15/2009	155,000	150,350
Pedernales Electric Coop, Series 02-A, 6.202%, 11/15/2032	7,330,000	7,155,033
Pioneer Natural Resources Co.:
7.5%, 4/15/2012	65,000	69,806
8.875%, 4/15/2005	115,000	120,541
Plains All American Pipeline, 7.75%, 10/15/2012	50,000	51,000
Pride International, Inc., 10.0%, 6/1/2009	135,000	145,463
Stone Energy Corp., 8.75%, 9/15/2007	150,000	155,250
Westar Energy, Inc., 7.875%, 5/1/2007	295,000	283,867
Xcel Energy, Inc., 7.0%, 12/1/2010	75,000	63,000
		13,227,215
Financials 4.6%
Capstar Hotel Co., 8.75%, 8/15/2007	70,000	43,750
Citigroup, Inc., 6.875%, 2/15/2098	8,970,000	8,988,299
Corrections Corp. of America, 9.875%, 5/1/2009	180,000	190,125
Ford Motor Credit Co.:
6.5%, 1/25/2007	3,090,000	2,798,780
6.875%, 2/1/2006	1,490,000	1,373,704
7.5%, 3/15/2005	4,485,000	4,354,756
7.6%, 8/1/2005	2,965,000	2,878,019
General Electric Capital Corp.:
6.0%, 6/15/2012	4,550,000	4,833,347
6.5%, 12/10/2007	6,450,000	7,196,497
General Motors Acceptance Corp.:
5.25%, 5/16/2005	8,225,000	8,043,803
6.875%, 9/15/2011	8,975,000	8,177,849
6.875%, 8/28/2012	1,565,000	1,416,339
Household Finance Corp., 6.5%, 1/24/2006	7,110,000	6,412,893
LaBranche & Co., Inc., 12.0%, 3/2/2007	210,000	222,600
Meristar Hospitality Corp.:
8.75%, 8/15/2007	50,000	31,250
9.0%, 1/15/2008	225,000	187,875
Ohio National Financial Services, 7.0%, 7/15/2011	8,094,000	8,285,035
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	95,000	103,550
PNC Funding Corp., 5.75%, 8/1/2006	6,425,000	6,744,123
UnumProvident Corp., 7.375%, 6/15/2032	17,240,000	14,591,436
Wells Fargo & Co.:
7.25%, 8/24/2005	6,450,000	7,228,089
7.55%, 6/21/2010	2,425,000	2,850,995
Xerox Credit Corp., 7.0%, 6/9/2003	60,000	54,000
		97,007,114
Health Care 0.0%
Health Care Service Corp., 7.75%, 6/15/2011	165,000	176,625
HealthSouth Corp.:
7.0%, 6/15/2008	90,000	66,150
7.625%, 6/1/2012	665,000	525,350
Insight Health Services, Series B, 9.875%, 11/1/2011	100,000	97,000
Omnicare, Inc., Series B, 8.125%, 3/15/2011	70,000	74,200
Radiologix, Inc., 10.5%, 12/15/2008	85,000	82,875
		1,022,200
Industrials 2.8%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	270,000	264,600
Series B, 8.5%, 12/1/2008	630,000	614,250
Series B, 10.0%, 8/1/2009	160,000	153,600
Atlantis Group, Inc., 11.0%, 2/15/2003	225,000	221,625
AutoNation, Inc., 9.0%, 8/1/2008	215,000	218,763
Avis Group Holdings, Inc., 11.0%, 5/1/2009	465,000	501,619
Caraustar Industries, Inc., 7.375%, 6/1/2009	50,000	49,639
Coinmach Corp., 9.0%, 2/1/2010	80,000	82,400
Collins & Aikman Products:
10.75%, 12/31/2011	65,000	60,125
11.5%, 4/15/2006	165,000	136,538
CP Ships Ltd., 10.375%, 7/15/2012	175,000	180,250
Day International Group, Inc., 11.125%, 6/1/2005	140,000	140,000
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	9,685,000	10,102,730
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	6,883,840
Equistar Chemicals LP, 8.75%, 2/15/2009	755,000	626,650
Fibermark, Inc., 10.75%, 4/15/2011	125,000	117,500
Flowserve Corp., 12.25%, 8/15/2010	70,000	74,200
Golden State Petroleum Transportation, 8.04%, 2/1/2019	100,000	92,564
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	65,000	47,516
7.857%, 8/15/2011	280,000	206,517
Hercules, Inc., 11.125%, 11/15/2007	185,000	203,731
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	50,000	51,250
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	275,000	279,125
Kansas City Southern:
7.5%, 6/15/2009	85,000	87,975
9.5%, 10/1/2008	335,000	368,500
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	125,000	117,656
Louisiana Pacific Corp., 10.875%, 11/15/2008	85,000	89,250
Metaldyne Corp., 11.0%, 6/15/2012	80,000	56,800
Millennium America, Inc.:
7.0%, 11/15/2006	270,000	252,450
9.25%, 6/15/2008	315,000	316,575
9.25%, 6/15/2008	530,000	532,650
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	50,000	52,000
Phelps Dodge Corp., 8.75%, 6/1/2011	215,000	216,129
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,230,000	42,300
Resolution Performance Products LLC, 13.5%, 11/15/2010	70,000	74,200
Sappi Papier Holding AG, 6.75%, 6/15/2012	6,665,000	7,165,628
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	10,457,865	11,220,902
Terex Corp., 8.875%, 4/1/2008	75,000	64,125
Trico Marine Services:
8.875%, 5/15/2012	25,000	19,500
8.875%, 5/15/2012	65,000	50,700
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	70,000	50,400
10.75%, 4/15/2008	230,000	213,900
Weyerhaeuser Co., 7.375%, 3/15/2032	15,825,000	15,984,880
Xerox Corp., 9.75%, 1/15/2009	375,000	319,688
		58,605,240
Information Technology 0.6%
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	205,000	190,650
Series B, 6.5%, 4/15/2008	50,000	44,500
Raytheon Co.:
6.3%, 3/15/2005	8,560,000	8,947,631
6.5%, 7/15/2005	2,460,000	2,589,061
Seagate Technology Holdings, 8.0%, 5/15/2009	185,000	186,850
Solectron Corp.:
7.375%, 3/1/2006	205,000	174,250
9.625%, 2/15/2009	65,000	58,500
		12,191,442
Materials 0.2%
Berry Plastics Corp., 10.75%, 7/15/2012	120,000	124,800
Dex Media East LLC/Fin:
9.875%, 11/15/2009	190,000	195,700
12.125%, 11/15/2012	210,000	215,775
Georgia-Pacific Corp.:
7.5%, 5/15/2006	925,000	814,000
Debenture, 7.7%, 6/15/2015	50,000	38,500
Greif Brothers Corp., 8.875%, 8/1/2012	285,000	294,975
Lyondell Chemical Co., 9.5%, 12/15/2008	270,000	252,450
Owens-Brockway Glass Container, 8.875%, 2/15/2009	345,000	354,488
Owens-Illinois, Inc., 7.5%, 5/15/2010	60,000	52,650
Schuler Homes, Inc.:
9.375%, 7/15/2009	465,000	462,675
10.5%, 7/15/2011	50,000	49,875
Stone Container Corp., 9.75%, 2/1/2011	145,000	155,513
Toll Corp., 8.25%, 2/1/2011	225,000	221,625
		3,233,026
Telecommunication Services 0.3%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	275,000	239,250
Avaya, Inc., 11.125%, 4/1/2009	280,000	203,000
Motorola, Inc.:
7.625%, 11/15/2010	60,000	58,401
8.0%, 11/1/2011	50,000	49,179
Qwest Corp.:
5.625%, 11/15/2008	550,000	440,000
8.875%, 3/15/2012	125,000	113,750
Sprint Capital Corp., 6.125%, 11/15/2008	170,000	133,605
US West Communication, Inc., 7.25%, 9/15/2025	125,000	88,125
Verizon Wireless, Inc., 5.375%, 12/15/2006	5,850,000	5,775,998
		7,101,308
Utilities 2.0%
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,762,227
Appalachian Power Co., 4.8%, 6/15/2005	8,730,000	8,494,281
CMS Energy Corp.:
7.5%, 1/15/2009	425,000	306,000
8.5%, 4/15/2011	190,000	134,900
Pacificorp., 6.9%, 11/15/2011	6,000,000	6,699,696
Progress Energy, Inc.:
6.75%, 3/1/2006	8,975,000	9,219,296
6.85%, 4/15/2012	7,610,000	7,687,470
PSE&G Power LLC, 6.95%, 6/1/2012	7,940,000	6,629,900
Public Service Co. of Colorado, 7.875%, 10/1/2012	160,000	165,666
Southwest Gas Corp., 8.375%, 2/15/2011	80,000	87,290
Southwestern Public Service Co.:
Series A, 6.2%, 3/1/2009	50,000	45,680
Series B, 5.125%, 11/1/2006	155,000	142,806
		43,375,212
Total Corporate Bonds (Cost $264,769,082)		259,633,816

Asset Backed 4.3%
Automobile Receivables 2.4%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	12,920,000	13,609,349
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	10,625,000	10,824,595
"B", Series 2002-2, 4.67%, 3/15/2010	12,535,000	12,846,569
"C", Series 2002-2, 5.55%, 3/15/2010	3,915,000	4,008,490
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	9,540,000	9,982,051
		51,271,054
Miscellaneous 1.9%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	10,335,000	11,562,839
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	13,650,000	15,432,648
PSE&G Transition Funding LLC "A5", Series 2001-1, 6.45%, 3/15/2013	9,850,000	11,113,940
Residential Funding Mortgage Securities I "A5", Series 1999-S5, 6.2%, 2/25/2029	3,000,000	3,060,030
		41,169,457
Total Asset Backed (Cost $88,291,899)		92,440,511

Foreign Bonds - US$ Denominated 0.6%
Acetex Corp., 10.875%, 8/1/2009	80,000	84,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	110,000	101,200
British Sky Broadcasting PLC:
6.875%, 2/23/2009	285,000	281,438
8.2%, 7/15/2009	345,000	362,250
Corp Durango SA, 13.75%, 7/15/2009	70,000	42,700
Euramax International PLC, 11.25%, 10/1/2006	185,000	189,625
Fage Dairy Industry SA, 9.0%, 2/1/2007	100,000	95,500
Global Telesystems, Inc., 11.5%, 12/15/2007*	2,370,000	237
Gruma SA de CV, 7.625%, 10/15/2007	60,000	56,250
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	355,000	327,488
12.5%, 6/15/2012	210,000	205,275
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	180,000	182,700
Innova S de R.L., 12.875%, 4/1/2007	150,000	118,500
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	52,813
MDP Acquisitions PLC, 9.625%, 10/1/2012	50,000	51,250
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	250,000	255,000
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	410,000	356,700
Stagecoach Holdings PLC, 8.625%, 11/15/2009	430,000	315,868
Stena AB, 8.75%, 6/15/2007	90,000	87,413
Stone Container Corp., 11.5%, 8/15/2006	70,000	74,200
Tyco International Group SA:
5.8%, 8/1/2006	615,000	538,125
6.125%, 11/1/2008	3,295,000	2,833,700
6.125%, 1/15/2009	1,700,000	1,462,000
6.375%, 10/15/2011	2,485,000	2,112,250
United Mexican States, 8.5%, 2/1/2006	2,395,000	2,644,080
Vicap SA, 11.375%, 5/15/2007	180,000	140,400
Yell Finance BV, 10.75%, 8/1/2011	50,000	50,000
Total Foreign Bonds - US$ Denominated (Cost $15,641,426)		13,020,962

US Government & Agencies 8.3%
US Treasury Bonds:
6.0%, 8/15/2009	18,405,000	21,272,867
6.0%, 2/15/2026	11,036,000	12,337,906
7.25%, 5/15/2016	17,303,000	21,845,712
US Treasury Notes:
5.875%, 11/15/2004	54,907,000	59,484,706
6.125%, 8/15/2007	52,724,000	60,629,015
Total US Government & Agencies (Cost $171,748,429)		175,570,206
US Government Agency Pass-Thrus 5.9%
Federal Home Loan Mortgage Corp., 6.0%, 9/1/2032	13,941,926	14,365,119
Federal National Mortgage Association:
5.946%, 2/1/2012	14,339,184	15,694,685
6.0%, 11/1/2031	13,875,000	14,296,939
6.25%, 3/1/2011	8,040,000	8,870,298
6.5%, 8/1/2016	4,714,323	4,950,082
6.5%, 4/1/2017	4,222,707	4,432,930
6.5%, 6/1/2017	1,420,950	1,491,690
6.5%, 6/1/2017	917,006	962,659
6.5%, 11/1/2024	10,030,467	10,486,251
6.5%, 1/1/2029	5,481,804	5,688,254
6.5%, 7/1/2030	3,151,806	3,270,507
6.5%, 8/1/2032	7,402,763	7,674,200
7.0%, 8/1/2031	7,068,342	7,384,445
7.0%, 6/1/2032	5,414,168	5,656,116
7.0%, 7/1/2032	7,938,966	8,293,742
7.0%, 7/1/2032	3,232,747	3,377,212
7.0%, 8/1/2032	4,610,871	4,816,922
8.0%, 9/1/2015	3,925,481	4,192,905
Total US Government Agency Pass-Thrus (Cost $123,564,226)		125,904,956

Collateralized Mortgage Obligations 6.3%
Federal Home Loan Mortgage Corp.:
"DB", Series 2483, 5.5%, 9/15/2012	9,110,000	9,539,240
"PE", Series 2512, 5.5%, 10/15/2022	585,000	583,172
"GA", Series 2450, 6.25%, 10/15/2022	11,591,468	11,943,707
"A", Series 2413, 6.5%, 11/15/2029	1,849,525	1,894,140
"PE", Series 2208, 7.0%, 12/15/2028	2,480,000	2,557,678
"3A", Series T-41, 7.5%, 7/25/2032	4,701,399	5,053,957
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	2,525,000	2,572,319
"A2", Series 2002-W10, 4.7%, 8/25/2042	2,525,000	2,593,184
"PB", Series 2002-47, 5.5%, 9/25/2012	20,220,000	21,110,768
"PE", Series 2002-3, 5.5%, 8/25/2015	16,234,500	16,912,868
"QN", Series 2001-51, 6.0%, 10/25/2016	10,060,000	10,620,808
6.0% with various maturities until 11/25/2021	27,550,000	28,801,494
"A5", Series 2002-W4, 7.5%, 1/25/2028	4,944,392	5,307,854
"2A", Series 2002-W6, 7.5%, 6/25/2042	12,893,805	13,749,418
Total Collateralized Mortgage Obligations (Cost $129,911,067)		133,240,607

Long-Term Municipal Investments 0.3%
Maryland, Airport Revenue, Transportation Authority Limited Obligation, 6.65%, 7/1/2032 (Cost $4,875,000)	4,875,000	5,355,041

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $72,290,370)	72,290,370	72,290,370
Total Investment Portfolio - 100.0% (Cost $2,250,676,449) (a)		2,126,149,939

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $2,295,673,218. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $169,523,279. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $139,575,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $309,098,342
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Schedule of Restricted Securities

	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Cimlinc, Inc.	12/23/83	$ 330,015	$ 0	0

These securities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $2,250,676,449)	$ 2,126,149,939
Cash	987
Receivable for investments sold	20,128,230
Dividends receivable	1,173,500
Interest receivable	10,094,621
Receivable for Fund shares sold	1,117,549
Foreign taxes recoverable	27,677
Other assets	15,144
Total assets	2,158,707,647
Liabilities
Payable for investments purchased	17,926,010
Dividends payable	1,797
Payable for Fund shares redeemed	3,374,431
Accrued management fee	945,840
Other accrued expenses and payables	1,042,258
Total liabilities	23,290,336
Net assets, at value	$ 2,135,417,311
Net Assets
Net assets consist of: Undistributed net investment income	3,065,905
Net unrealized appreciation (depreciation) on: Investments	(124,526,510)
Foreign currency related transactions	3,213
Accumulated net realized gain (loss)	(181,251,279)
Paid-in capital	2,438,125,982
Net assets, at value	$ 2,135,417,311

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,774,283,030 / 232,948,174 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.62
Maximum offering price per share (100 / 94.25 of $7.62)	$ 8.08
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($298,393,548 / 39,180,391 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.62
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($57,031,969 / 7,504,325 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.60
Class I Net Asset Value, offering and redemption price per share ($5,708,764 / 748,225 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $29,839)	$ 15,264,374
Interest	62,864,606
Total Income	78,128,980
Expenses: Management fee	14,020,368
Administrative fee	6,460,787
Distribution service fees	9,416,173
Trustees' fees and expenses	60,538
Registration fees	1,226
Total expenses, before expense reductions	29,959,092
Expense reductions	(4,709)
Total expenses, after expense reductions	29,954,383
Net investment income (loss)	48,174,597
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(37,701,698)
Foreign currency related transactions	(1,087)
(37,702,785)
Net unrealized appreciation (depreciation) during the period on: Investments	(307,383,102)
Foreign currency related transactions	3,203
(307,379,899)
Net gain (loss) on investment transactions	(345,082,684)
Net increase (decrease) in net assets resulting from operations	$ (296,908,087)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 48,174,597	$ 72,561,857
Net realized gain (loss) on investment transactions	(37,702,785)	(112,127,118)
Net unrealized appreciation (depreciation) on investment transactions during the period	(307,379,899)	(433,357,643)
Net increase (decrease) in net assets resulting from operations	(296,908,087)	(472,922,904)
Distributions to shareholders from: Net investment income: Class A	(50,399,036)	(61,973,117)
Class B	(5,469,860)	(7,769,006)
Class C	(1,003,380)	(1,063,926)
Class I	(201,912)	(279,246)
Net realized gains: Class A	-	(212,734,693)
Class B	-	(41,586,848)
Class C	-	(4,576,621)
Class I	-	(831,203)
Fund share transactions: Proceeds from shares sold	257,922,505	353,136,439
Reinvestment of distributions	53,109,578	311,582,246
Cost of shares redeemed	(694,381,333)	(648,907,552)
Net assets acquired in tax-free reorganization	-	160,115,049
Net increase (decrease) in net assets from Fund share transactions	(383,349,250)	175,926,182
Increase (decrease) in net assets	(737,331,525)	(627,811,382)
Net assets at beginning of period	2,872,748,836	3,500,560,218
Net assets at end of period (including undistributed net investment income of $3,065,905 and $7,113,586, respectively)	$ 2,135,417,311	$ 2,872,748,836

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 11.34	$ 11.35	$ 10.54	$ 11.34
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.24[b]	.26[b]	.30[b]	.29
Net realized and unrealized gain (loss) on investment transactions	(1.15)	(1.69)	.47	1.50	.77
Total from investment operations	(.98)	(1.45)	.73	1.80	1.06
Less distributions from: Net investment income	(.20)	(.24)	(.28)	(.31)	(.31)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.20)	(1.09)	(.74)	(.99)	(1.86)
Net asset value, end of period	$ 7.62	$ 8.80	$ 11.34	$ 11.35	$ 10.54
Total Return (%)[c]	(11.32)	(13.50)	6.52	17.91	10.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,774	2,328	2,862	2,885	2,406
Ratio of expenses before expense reductions (%)	1.00	1.01[d]	1.02	1.02	1.01
Ratio of expenses after expense reductions (%)	1.00	.99[d]	1.01	1.02	1.01
Ratio of net investment income (loss) (%)	2.01	2.48	2.29	2.71	2.75
Portfolio turnover rate (%)	130	105	95	64	80
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

Class B
Years Ended October 31,	2002[a]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.79	$ 11.34	$ 11.34	$ 10.52	$ 11.33
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.14[b]	.16[b]	.19[b]	.19
Net realized and unrealized gain (loss) on investment transactions	(1.14)	(1.69)	.46	1.50	.75
Total from investment operations	(1.05)	(1.55)	.62	1.69	.94
Less distributions from: Net investment income	(.12)	(.15)	(.16)	(.19)	(.20)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.12)	(1.00)	(.62)	(.87)	(1.75)
Net asset value, end of period	$ 7.62	$ 8.79	$ 11.34	$ 11.34	$ 10.52
Total Return (%)[c]	(12.09)	(14.38)	5.58	16.76	9.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298	464	556	744	877
Ratio of expenses before expense reductions (%)	1.89	1.99[d]	1.91	2.03	2.01
Ratio of expenses after expense reductions (%)	1.89	1.99[d]	1.90	2.03	2.01
Ratio of net investment income (loss) (%)	1.11	1.48	1.40	1.70	1.75
Portfolio turnover rate (%)	130	105	95	64	80
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

Class C
Years Ended October 31,	2002[a]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 11.31	$ 11.32	$ 10.54	$ 11.34
Income (loss) from investment operations: Net investment income (loss)	.10[b]	.15[b]	.16[b]	.20[b]	.20
Net realized and unrealized gain (loss) on investment transactions	(1.15)	(1.67)	.47	1.48	.77
Total from investment operations	(1.05)	(1.52)	.63	1.68	.97
Less distributions from: Net investment income	(.13)	(.16)	(.18)	(.22)	(.22)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.13)	(1.01)	(.64)	(.90)	(1.77)
Net asset value, end of period	$ 7.60	$ 8.78	$ 11.31	$ 11.32	$ 10.54
Total Return (%)[c]	(12.13)	(14.18)	5.63	16.64	9.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	72	61	43	26
Ratio of expenses before expense reductions (%)	1.80	1.89[d]	1.87	1.89	1.90
Ratio of expenses after expense reductions (%)	1.80	1.87[d]	1.86	1.89	1.90
Ratio of net investment income (loss) (%)	1.21	1.59	1.44	1.84	1.86
Portfolio turnover rate (%)	130	105	95	64	80
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

Class I
Years Ended October 31,	2002[a]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 11.36	$ 11.38	$ 10.54	$ 11.33
Income (loss) from investment operations: Net investment income (loss)	.20[b]	.27[b]	.29[b]	.34[b]	.34
Net realized and unrealized gain (loss) on investment transactions	(1.16)	(1.69)	.47	1.53	.77
Total from investment operations	(.96)	(1.42)	.76	1.87	1.11
Less distributions from: Net investment income	(.23)	(.27)	(.32)	(.35)	(.35)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)
Total distributions	(.23)	(1.12)	(.78)	(1.03)	(1.90)
Net asset value, end of period	$ 7.63	$ 8.82	$ 11.36	$ 11.38	$ 10.54
Total Return (%)	(11.09)	(13.14)	6.80	18.65	10.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	11	10	12
Ratio of expenses before expense reductions (%)	.64	.66[c]	.63	.67	.64
Ratio of expenses after expense reductions (%)	.64	.65[c]	.62	.67	.64
Ratio of net investment income (loss) (%)	2.37	2.82	2.68	3.06	3.12
Portfolio turnover rate (%)	130	105	95	64	80
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $136,255,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000) and October 31, 2010 ($19,493,000), the respective expiration dates, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,099,375
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (136,255,000)
Unrealized appreciation (depreciation) on investments	$ (169,523,279)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 57,074,188

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $2,510,453,149 and $2,517,548,175, respectively. Purchases and sales of US Treasury securities aggregated $736,373,464 and $1,106,279,072, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.300% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 4,909,590	$ 288,038
Class B	1,478,034	100,607
Class C	201,401	13,908
Class I	7,427	565
	$ 6,596,452	$ 403,118

In addition, the Administrative Fee expense on the Statement of Operations includes ($135,665) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 2,956,054	$ 197,991
Class C	503,498	37,129
	$ 3,459,552	$ 235,120

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 4,864,226	$ 330,615	0.23%
Class B	933,035	61,652	0.24%
Class C	159,360	11,753	0.24%
	$ 5,956,621	$ 404,020

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $119,937.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $1,030,887 and $6,267, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended
October 31, 2002, SDI received $1,349.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $2,103,795 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31 , 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,709 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,394,436	$ 184,632,808	25,196,811	$ 244,152,300
Class B	6,685,329	57,141,257	8,786,157	84,736,084
Class C	1,823,267	15,476,467	2,424,799	23,384,536
Class I	77,783	671,973	90,723	863,519
		$ 257,922,505		$ 353,136,439
Shares issued in tax-free reorganization
Class A	-	-	7,720,288	$ 75,892,297
Class B	-	-	7,048,173	69,143,844
Class C	-	-	1,537,008	15,047,216
Class I	-	-	3,214	31,692
		-		$ 160,115,049
Shares issued to shareholders in reinvestment of distributions
Class A	5,573,639	$ 46,868,937	26,922,108	$ 258,811,575
Class B	607,813	5,134,773	4,823,674	46,582,591
Class C	107,741	903,959	528,605	5,077,421
Class I	23,852	201,909	115,537	1,110,659
		$ 53,109,578		$ 311,582,246
Shares redeemed
Class A	(58,565,093)	$ (493,564,282)	(47,755,148)	$ (458,915,976)
Class B	(20,839,333)	(175,850,132)	(17,902,557)	(171,782,459)
Class C	(2,612,376)	(21,850,260)	(1,703,824)	(16,469,594)
Class I	(362,139)	(3,116,659)	(185,689)	(1,739,523)
		$ (694,381,333)		$ (648,907,552)
Net increase (decrease)
Class A	(31,597,018)	$ (262,062,537)	12,084,059	$ 119,940,196
Class B	(13,546,191)	(113,574,102)	2,755,447	28,680,060
Class C	(681,368)	(5,469,834)	2,786,588	27,039,579
Class I	(260,504)	(2,242,777)	23,785	266,347
		$ (383,349,250)		$ 175,926,182

G. Acquisition of Assets

On June 11, 2001, the Fund acquired all the net assets of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by tax-free exchanges of 2,339,888, 2,876,737 and 2,503,663 Class A shares, 2,736,556, 2,923,063 and 1,388,554 Class B shares, 591,758, 604,327 and 340,923 Class C shares, 776, 118 and 2,320 Class I shares of the Fund, respectively, for 2,225,769, 2,872,354 and 2,476,953 Class A shares, 2,667,489, 2,908,536 and 1,369,980 Class B shares, 576,047, 601,317 and 335,340 Class C shares and 741, 122 and 2,308 Class I shares of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio, respectively, outstanding on June 11, 2001. Kemper Horizon 20+ Portfolio's net assets at that date ($55,647,535), including $1,646,938 of net unrealized depreciation, Kemper Horizon 10+ Portfolio's net assets at that date ($62,873,142), including $2,131,087 of net unrealized depreciation and Kemper Horizon 5 Portfolio's net assets at that date ($41,594,373), including $668,179 of net unrealized depreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisitions were $3,164,354,708. The combined net assets of the Fund immediately following the acquisitions were $3,324,469,757.

H. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities, which were included in net realized gain (loss) on investment transactions, are included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,426,703 reduction in cost of securities and a corresponding $3,426,703 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $5,098,739, increase unrealized appreciation by $2,635,905, and increase net realized gains (losses) by $7,734,644. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Total Return Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Total Return Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 19, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Gary W. Bartlett (43) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Janet C. Campagna (45) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); formerly, investment strategist and manager of Asset Allocation Strategies Group, Barclays Global Investors, and global asset allocation research director, First Quadrant Corp.
n/a
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
William F. Gadsden (47) Vice President,, 1996-present	Managing Director of Deutsche Asset Management	n/a
J. Christopher Gagnier (46) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Jesse Stuart (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes